GOLDMAN SACHS ETF TRUST

(the “Trust”)

Supplement dated April 26, 2024

to the current Statement of Additional Information (“SAI”) for each series of the Trust (each, a “Fund”)

For purposes of this supplement, references to “a Fund” and “the Funds” shall refer to, and be replaced by, “the Fund” as such defined term may be used to refer to a Fund in an SAI.

Effective immediately, each Fund’s SAI is revised as follows:

The following replaces in its entirety the corresponding paragraphs under the “Portfolio Transactions and Brokerage” section in each SAI:

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined above), as applicable. Depending on the timing of the transactions and certain other factors, such transactions will generally be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund will generally enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order, which will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Authorized Participant generally will retain the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Authorized Participant generally will retain the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Notwithstanding the foregoing, the Investment Adviser reserves the right to place transactions associated with cash or partial cash creation or redemption transactions with a broker-dealer unaffiliated with the purchasing or redeeming Authorized Participant under certain circumstances.

This Supplement should be retained with your SAI for future reference.

GSTAPSTK 03-24